SECURITIES PURCHASE AGREEMENT

     SECURITIES PURCHASE AGREEMENT (this "Agreement"), dated as of March 3 1, 1999, by and among Nettaxi, Inc., a Nevada corporation, with headquarters located at 2165 S. Bascom Avenue, Campbell, California 95-008 (the "Company"), and the purchaser set forth_ on the signature pages hereto (the "Buyer").

WHEREAS:

     A. The Company and the Buyer are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Rule 506 under Regulation D ("REGULATION D") as promulgated by the United States Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "1933 ACT");

     B. The Buyer desires to purchase from the Company, upon the terms and conditions stated in this Agreement, a convertible debenture or debentures in the aggregate principal amount of $5,000,000 in the form attached hereto as "EXHIBIT A" (the "DEBENTURES"), convertible into shares of the Company's common stock, par value $0.00 1 per share (the "COMMON STOCK"). The shares of Common Stock issuable upon conversion of or otherwise pursuant to the Debentures (including, but not limited to, the shares of Common Stock issuable pursuant to the investment options described in Article ILE of the Debentures (the "INVESTMENT OPTIONS")) are referred to herein collectively as the "CONVERSION SHARES."

     C. The Company has authorized the issuance to the Buyer of warrants, in the form attached hereto as EXHIBIT "B", to purchase One Hundred Fifty Thousand (150,000) shares of Common Stock (the "WARRANTS"). The shares of Common Stock issuable upon exercise of or otherwise pursuant to the Warrants are referred to herein collectively as the "WARRANT SHARES." The Debentures, the Warrants, the Conversation Shares and the Warrant Shares are sometimes collectively referred to herein as the "SECURITIES."

     D. Contemporaneous with the execution and delivery of this Agreement, the parties hereto are executing and delivering a Registration Rights Agreement, in the form attached hereto as EXHIBIT "C" (the "REGISTRATION RIGHTS AGREEMENT"), pursuant to which the Company has agreed to provide certain registration rights under the 1933 Act and the rules and regulations promulgated thereunder, and applicable state securities laws; and

NOW  THEREFORE,  the  Company  and  the  Buyer  agree  as  follows:

     1.     PURCHASE  AND  SALEOF  DEBENTURES  AND  WARRANTS
            ------------------------------------------------

     (a) PURCHASE OF DEBENTURES  AND  WARRANTS.  On the Closing Date (as defined
         --------------------------------------
below), the Company shall issue and sell to the Buyer and the Buyer agrees to purchase from the Company the Debentures and the Warrants for an aggregate purchase price (the "PURCHASE PRICE") equal to $5,000,000.

     (b) Form of  Payment.  On the  Closing  Date,  (i) the Buyer  shall pay the
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Purchase  Price for the  Debentures and the Warrants to be issued and sold to it at the Closing  (as defined  below) by wire  transfer of  immediately  available
funds  to  the  Company,   in  accordance  with  the  Company's  written  wiring
instructions, against delivery of the duly executed Debentures and Warrants which the Buyer is purchasing and (ii) the Company shall deliver such Debentures and Warrants duly executed on behalf of the Company, to the Buyer, against delivery of such Purchase Price.

     (c)     CLOSING  DATE.     Subject  to  the satisfaction (or waiver) of the
             --------------
conditions thereto set forth in Section 6 and Section 7 below, the date and time of the issuance and sale of the Debentures and the Warrants pursuant to this Agreement (the "Closing Date") shall be 12:00 noon Eastern Standard Time on March 3 t, 1999 or such other mutually agreed upon time. The closing of the transactions contemplated by this Agreement (the "Closing") shall occur on the Closing Date at the offices of Ballard Spahr Andrews & Ingersoll, LLP, 1735 Market Street, Philadelphia, Pennsylvania 19103 or at such other location as may be agreed to by the parties. The parties may close the transactions contemplated by this Agreement by transmitting signature pages and copies of other documents via facsimile followed by overnight delivery and exchange of the originally executed documents.

     2. BUYER' S REPRESENTATIONS AND WARRANTIES. The Buyer represents and warrants to the Company that:

     (a)     INVESTMENT  PURPOSE.     As  of  the  date  hereof,  the  Buyer  is
             --------------------
purchasing the Securities for its own account and not with a present view towards the public sale or distribution thereof, except pursuant to sales registered or exempted from registration under the 1933 Act; provided however,
                                                               ----------------
that by making the representation herein, the Buyer does not agree to hold any of the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to a registration statement or an exemption under the 1933 Act.

     (b) . ACCREDITED INVESTOR STATUS.     The Buyer is an "accredited investor"
           ---------------------------
as that term is defined in Rule 501 (a) of Regulation D (an "ACCREDITED INVESTOR").

     (c)     RELIANCE  ON  EXEMPTIONS.     The  Buyer  understands  that  the
             -------------------------
Securities are being offered and sold to it in reliance upon specific exemptions from the

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
registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the Buyer's compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of the Buyer to acquire the Securities.

     (d)     INFORMATION.     The  Buyer  and  its  advisors,  if any, have been
             ------------
furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities which have been requested by the Buyer or its advisors. The Buyer and its advisors, if any, have been afforded the opportunity to ask questions of the Company. Neither such inquiries nor any other due diligence investigation conducted by Buyer or any of its advisors or, representatives shall modify, amend or affect Buyer's right to rely on the Company's representations and warranties contained in Section 3, below. The Buyer understands that its investment in the Securities involves a significant degree of risk.

     (e)     GOVERNMENTAL  REVIEW.     The  Buyer  understands  that  no  United
             ---------------------
States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Securities.

     (f)     TRANSFER  OR  RESALE.     The  Buyer understands that (i) except as
             ---------------------
provided in the Registration Rights Agreement, the sale or re-sale of the Securities has not been and is not being registered under the 1933 Act or any applicable state securities laws, and the Securities may not be transferred unless (a) the Securities are sold pursuant to an effective registration statement under the 1933 Act, (b) the Buyer shall have delivered to the Company an opinion of counsel (which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that the Securities to be sold or transferred may be sold or transferred pursuant to an exemption from such registration, (c) the Securities are sold or transferred to an "affiliate" (as defined in Rule 144 promulgated under the 1933 Act (or a successor rule) ("RULE 144")) of the Buyer who agrees to sell or otherwise transfer the Securities only in accordance with this Section 2(f) and who is an Accredited Investor or (d) the Securities are sold pursuant to Rule 144; (ii) any sale of such Securities made in reliance on Rule 144 may be made only in accordance with the terms of said Rule and further, if said, Rule is not applicable, any re-sale of such Securities under circumstances in which the seller  (or  the  person  through  whom the sale is made) may be deemed to be an underwriter (as that term is defined in the 1933 Act) may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder; and (iii) neither the Company nor any other person is under any obligation to register such Securities under the 1933 Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder (in each case, other than pursuant to the Registration Rights Agreement). Notwithstanding the foregoing or anything else contained herein to the contrary, the Securities may be pledged as collateral in connection with a bona fide margin account or other lending arrangement.
----  ----

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
     (g)     LEGENDS.     The  Buyer  understands  that  the  Debentures and the
             --------
Warrants and, until such time as the Conversion Shares and Warrant Shares have been registered under the 1933 Act as contemplated by the Registration Rights Agreement or otherwise may be sold pursuant to Rule 144 without any restriction as to the number of securities as of a particular date that can then be immediately sold, the Conversion Shares and Warrant Shares may bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of the certificates for such Securities):

"The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended. The securities may not be sold, transferred or assigned in the absence of an effective registration statement for the securities under said Act, or an opinion of counsel, in form, substance and scope customary for opinions of counsel in comparable transactions, that registration is not required under said Act or unless sold pursuant to Rule 144 under said Act."

     The legend set forth above shall be removed and the Company shall issue a certificate without such legend to the holder of any Security upon which it is stamped, if, unless otherwise required by applicable state securities laws, (a) such Security is registered for sale" under an effective registration statement filed under the 1933 Act or otherwise may be sold pursuant to Rule 144 without any restriction as to the number of securities as of a particular date that can then be immediately sold, or (b) such holder provides the Company with an opinion of counsel, in form, substance and scope customary for opinions of counsel in comparable transactions, to the effect that a public sale or transfer of such Security may be made without registration under the 1933 Act and such sale or transfer is effected or (c) such holder provides the Company with reasonable assurances that such Security can be sold pursuant to Rule 144. The Buyer agrees to sell all Securities, including those represented by a certificate(s) from which the legend has been removed, in compliance with applicable prospectus delivery requirements, if any.

     (h)     AUTHORIZATION,  ENFORCEMENT.     This  Agreement  has  been  duly
             ----------------------------
authorized, executed and delivered on behalf of the Buyer and is valid and binding agreement of the Buyer, enforceable against the Buyer in accordance with its terms. The Registration Rights Agreement has been duly authorized and, when executed and delivered on behalf of the Buyer, will be a valid and binding agreement of the Buyer, enforceable against the Buyer in accordance with its terms.

     (i)     RESIDENCY.     The  Buyer  is  a  resident  of the jurisdiction set
             ----------
forth  immediately  below  the  Buyer's  name  on  the  signature  pages hereto.

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
     3.     REPRESENTATIONS  AND  WARRANTIES  OF  THE  COMPANY.     The  Company
            ---------------------------------------------------
represents  and  warrants  to  the  Buyer  that:

     (a)     ORGANIZATION  AND  QUALIFICATION.     The  Company  and each of its
             ---------------------------------
Subsidiaries (as defined below), if any, is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is incorporated, with full power and authority (corporate and other) to own, lease, use and operate its properties and to carry on its business as and where now owned, leased, used, operated and conducted. Schedule 3(a) sets forth a list of all of the Subsidiaries of the Company and the jurisdiction in which each is incorporated. The Company and each of its Subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which its ownership or use of property or the nature of the business conducted by it makes such qualification necessary,, except where the failure to be so qualified or in good standing would not have a Material Adverse Effect. "MATERIAL ADVERSE EFFECT" means any material adverse effect on (i) the Securities, (ii) the business, operations, assets, financial condition or prospects of the Company and its Subsidiaries, if any, taken as a whole, or
(iii) on the transactions contemplated hereby or by the agreements or instruments to be entered into in connection herewith. "SUBSIDIARIES" means any corporation or other organization, whether incorporated or unincorporated, in which the Company owns, directly or indirectly, any equity or other ownership interest. The Company owns all of the issued and outstanding shares of capital stock of Nettaxi Online Communities, Inc.

     (b)     AUTHORIZATION;  ENFORCEMENT.     (i)  The Company has all requisite
             ----------------------------
corporate power and authority to enter into and perform this Agreement, the Debentures, the Registration Rights Agreement and the Warrants and to consummate the transactions contemplated hereby and thereby and to issue and sell the Securities in accordance with the terms hereof and thereof, (ii) the execution and delivery of this Agreement, the Debentures, the Registration Rights Agreement and the Warrants by the Company and the consummation by it of the transactions contemplated hereby and thereby (including without limitation, the issuance of the Debentures and the Warrants and the issuance and reservation for issuance of the Conversion Shares and Warrant Shares issuable upon conversion or exercise thereof) have been duly authorized by the Company's Board of Directors and no further consent or authorization of the Company, its Board of Directors, or its stockholders is required, (iii) this Agreement has been duly executed and delivered by the Company, and (iv) this Agreement constitutes, and upon execution and delivery by the Company of the Registration Rights Agreement, the Debentures and the Warrants each of such agreements and instruments will constitute, a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, subject to any applicable laws regarding bankruptcy, insolvency, moratoriums, reorganization or other laws of general application affecting enforcement or creditors rights.

     (c) CAPITALIZATION.     As of the date hereof, the authorized capital stock
         ---------------
of the Company consists of (i) 50,000,000 shares of Common Stock of which 14,110,000 shares are issued and outstanding, 1,000,000 shares are reserved for issuance pursuant to the Company's stock option plans, 555,000 shares are reserved for issuance pursuant to securities (other than the

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
Debentures and the Warrants) exercisable for, or convertible into or exchangeable for shares of Common Stock and 1,983,500 (2x currently required) shares are reserved for issuance upon conversion of the Debentures and exercise of the Warrants (subject to adjustment pursuant to the Company's covenant set forth in Section 4(h) below); and (ii) 1,000,000 shares of preferred stock, none of which are issued, outstanding or designated. All of such outstanding shares of capital stock are, or upon issuance will be, duly authorized, validly issued, fully paid and nonassessable. No shares of capital stock of the Company are subject to preemptive rights or any other similar rights of the stockholders of the Company or any liens or encumbrances imposed through the actions or failure to act of the Company. Except as disclosed in SCHEDULE 3(C), as of the effective date of this Agreement, (i) there are no outstanding options, warrants, scrip, rights to subscribe for, puts, calls, rights of first refusal, agreements, understandings, claims or other commitments or rights of any character whatsoever relating to, or securities or rights convertible into or exchangeable for any shares of capital stock of the Company or any of its Subsidiaries, or arrangements by which the Company or any of its Subsidiaries is or may become bound to Issue additional shares of capital stock of the Company or any of its Subsidiaries, (ii) there are no agreements or arrangements under which the Company or any of its Subsidiaries is obligated to register the sale of any of its or their securities under the 1933.Act (except the Registration Rights Agreement) and (iii) there are no anti-dilution or price adjustment provisions contained in any security issued by the Company (or in any agreement providing rights to security holders) that will be triggered by the issuance of the Debentures, the Warrants, the Conversion Shares or Warrant Shares. The Company has furnished to the Buyer true and correct copies of the Company's Certificate of Incorporation as in effect on the date hereof ("CERTIFICATE OF
INCORPORATION"), the Company's By-laws, as in effect on the date hereof (the "BY-LAWS"), and the terms of all securities convertible into or exercisable for Common Stock of the Company and the material rights of the holders thereof in respect thereto. The Company shall provide the Buyer with a written update of this representation signed by the Company's Chief Executive or Chief Financial Officer on behalf of the Company as of the Closing Date.

     (D)     ISSUANCE  OF  SHARES.     The  Conversion  Shares  and  the Warrant
             ---------------------
Shares are duly authorized and reserved for issuance and, upon conversion of the Debentures and exercise of the Warrants in accordance with the terms thereof and exercise of the Investment Options in accordance with Article ILE of the Debentures, will be validly issued, fully paid and non-assessable, and free from all taxes, liens, claims and encumbrances created by the Company and will not be subject to preemptive rights of other similar rights of stockholders of the Company and will not impose personal liability upon the holder thereof.

     (e)     ACKNOWLEDGMENT  OF  DILUTION.     The  Company  understands  and
             -----------------------------
acknowledges the potentially dilutive effect to the Common Stock upon the issuance of the Conversion Shares upon conversion of or otherwise pursuant to the Debentures (including upon the exercise of the Investment Options contained therein) and upon the issuance of the Warrant Shares upon exercise of the Warrants. The Company's executive officers have studied and fully understand the nature of the Securities being sold hereunder. The Company further acknowledges that its obligation to issue Conversion Shares and Warrant Shares upon conversion of the Debentures or exercise of the Warrants in accordance with this Agreement, the Debentures

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
and the Warrants is- absolute and unconditional regardless of the dilutive effect that such issuance may have on the ownership interests of other stockholders of the Company. Taking the foregoing into account, the Company's Board of Directors has determined in its good faith business judgment that the issuance of the Securities hereunder and under the Debentures and the Warrants and the consummation of the transactions contemplated hereby and thereby are in the best interests of the Company and its stockholders.

     (f)  SERIES  OF  PREFERRED  STOCK.     There  are  currently no outstanding
          -----------------------------
shares of preferred stock of the Company, and no series of preferred stock of the Company has been designated.

     (g)  NO  CONFLICTS.        The  execution, delivery and performance of this
          -------------
Agreement, the Registration Rights Agreement, the Debentures and the Warrants by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance and reservation for issuance, as applicable, of the Debentures, the Warrants, the Conversion Shares and the Warrant Shares) will not (i) conflict with or result in a violation of any provision of the Certificate of Incorporation or By-laws or
(ii) violate or conflict with, or result in a breach of any provision of, or constitute a default (or an event which with notice or lapse of time or both could become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture, patent, patent license or instrument to which the Company or any of its Subsidiaries is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations and regulations of any self-regulatory organizations to which the Company or its securities are subject) applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries is bound or affected (except for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect). Neither the Company nor any of its Subsidiaries is in violation of its Certificate of Incorporation, By-laws or other organizational documents and neither the Company nor any of its Subsidiaries is in default (and no event has occurred which with notice or lapse of time or both could put the Company or any of its Subsidiaries in default) under, and neither the Company nor any of its Subsidiaries has taken any action or failed to take any action that would give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its Subsidiaries is a party or by which any property or assets of the Company or any of its Subsidiaries is bound or affected, except for possible defaults as would not, individually or in the aggregate, have a Material Adverse Effect. The businesses of the Company and its Subsidiaries, if any, are not being conducted, and shall not be conducted so long as a Buyer owns any of the Securities, in violation of any law, ordinance or regulation of any governmental entity, the violation of which individually, or in the aggregate, would have a Material Adverse Effect. Except as specifically contemplated by this Agreement and as required under the 1933 Act and any applicable state securities laws, the Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court, governmental agency, regulatory agency or self regulatory organization or stock market or any third party in order for it to execute, deliver or perform any of its obligations under this Agreement, the Registration Rights Agreement, the Debentures or the Warrants in accordance with the terms hereof or thereof or to issue and sell the Debentures and Warrants in accordance with the terms hereof and to issue the Conversion Shares upon conversion of or otherwise pursuant to the Debentures (including upon the exercise of the Investment Options) and the Warrant Shares upon exercise of or otherwise pursuant to the Warrants. Except as disclosed in Schedule 3(g), all consents, authorizations, orders, filings and registrations which the Company is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the date hereof or will be obtained or effected prior to the Closing. The Company is not in violation of any of the requirements of the Over-the-Counter Bulletin Board (the "OTC BB") and does not reasonably anticipate that the Common Stock will cease trading on the OTC BB in the foreseeable future (unless such cessation in trading is due to the fact that the Common Stock has been listed or included for quotation on the Nasdaq National Market (the "NNM"), the Nasdaq SmallCap Market (the "NASDAQ SMALLCAP"), the New York Stock Exchange (the "NYSE"), or the American Stock Exchange (the "AMEX")). The -Company and its Subsidiaries are unaware of any facts or circumstances which might give rise to any of the foregoing.

     (h)     FINANCIAL  STATEMENTS.     As  of their respective dates, the draft
             ----------------------
audited financial statements of the Company for the periods ended December 31, 1997 and December 31, 1998 (collectively, the "FINANCIAL STATEMENTS") complied as to form in all material respects with United States generally accepted accounting principles. Such Financial Statements have been prepared in accordance with United States generally accepted accounting principles, consistently applied, during the periods involved (except as may be otherwise indicated in such financial statements or the notes thereto) and fairly present in all material respects the consolidated financial position of the Company and its consolidated Subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows for the periods then ended. Except as set forth in the Financial Statements of the Company, the Company has no liabilities, contingent or otherwise, other than (i) liabilities incurred in the ordinary course of business subsequent to the date of such Financial Statements and (ii) obligations under contracts and commitments incurred in the ordinary course of business and not required under generally accepted accounting principles to be reflected in the Financial Statements, which liabilities or obligations referred to in clause (i) and (ii), individually or in the aggregate, are not material to the financial condition or operating results of the Company.

     (i)     ABSENCE  OF CERTAIN CHANGES.     Since December 31, 1998, there has
             ----------------------------
been no material adverse change and no material adverse development in the assets, liabilities, business, properties, operations, financial condition, results of operations or prospects of the Company or any of its Subsidiaries.

     ABSENCE  OF  LITIGATION.     There  is  no action, suit, claim, proceeding,
     ------------------------
inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company or any of its Subsidiaries, threatened against or affecting the Company or any of its Subsidiaries, or their officers or directors in their capacity as such, that could have a Material Adverse Effect. SCHEDULE 3(J)

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contains  a  complete  list and summary description of any pending or threatened proceeding against or affecting the Company or any of its Subsidiaries, without regard to whether it would have a Material Adverse Effect. There are no facts which, if known by a potential claimant or governmental authority, could give rise to a claim or proceeding which, if asserted or conducted with results unfavorable to the Company or any of its Subsidiaries, could have a Material Adverse Effect.

(k)     PATENTS,  COPYRIGHTS,  ETC.-YEAR  2000  COMPLIANCE.
        ---------------------------------------------------

     (i) The Company and each of its Subsidiaries owns or possesses the requisite licenses or rights to use all patents, patent applications, patent rights, inventions, know-how, trade secrets, trademarks, trademark applications, service marks, service ' names, trade names and copyrights ("INTELLECTUAL PROPERTY") necessary to enable it to conduct its business as now operated (and, except as set forth in SCHEDULE 3(K) hereof, to the best of the Company's knowledge, as presently contemplated to be operated in the future); there is no claim or action by any person pertaining to, or proceeding pending, or to the Company's knowledge threatened, which challenges the right of the Company or of a ' Subsidiary with respect to any Intellectual Property necessary to enable it to conduct its business as now operated (and, except asset forth in SCHEDULE 3(K) hereof, to the best of the Company's knowledge, as presently contemplated to be operated in the future); to the best of the Company's knowledge, the Company's or its Subsidiaries' current and intended products, services and processes do not infringe on any Intellectual Property or other rights held by any person; and the Company is unaware of any facts or circumstances which might give rise to any of the foregoing. Neither the Company nor any of its Subsidiaries has received written notice of any pending conflict with or infringement upon such third party Intellectual Property. Neither the Company nor any of its Subsidiaries has entered into any consent, indemnification, forbearance to sue or settlement agreements with respect to the validity of the Company's or its Subsidiaries' ownership or right to use its Intellectual Property and, to the knowledge of the Company, there is no reasonable basis for any such claim to be successful. The Intellectual Property is valid and enforceable and no registration relating thereto has lapsed, expired or been abandoned or canceled or is the subject of cancellation or other adversarial proceedings, and all applications therefor are pending and in good standing. The Company and its Subsidiaries have complied, in all material respects, with their respective contractual obligations relating to the protection of the Intellectual Property used pursuant to licenses. To the best knowledge of the Company, no person is infringing on or violating the Intellectual Property owned or used by the Company or its Subsidiaries. The Company and each of its Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of their Intellectual Property.

     (ii) All of the Company's computer software and computer hardware, and other similar or related items of automated, computerized or software systems that are used or relied on by the Company in the conduct of its business or that were, or currently are being, sold or licensed by the Computer to customers (collectively, "INFORMATION TECHNOLOGY"), are Year 2000 Complaint. For purposes of this Agreement, the term "YEAR 2000 COMPLIANT" means, with respect to the Company's Information Technology, that the Information Technology is designed to be used prior to, during and after the calendar Year 2000 A.D., and the Information Technology used during each such time period will accurately receive, provide and process date and time data (including, but not limited to, calculating, comparing and sequencing) from, into and between the 20' and 21s' centuries, including the years 1999 and 2000, and leap-year calculations, and will not malfunction, cease to function, or provide invalid or incorrect results as a result of the date or time data, to the extent that other information technology, used in combination with the Information Technology, properly exchanges date and time data with it. The Company has delivered to the Buyer true and correct copies of all analyses, reports, studies and similar written information, whether prepared by the Company or another party, relating to whether the Information Technology is Year 2000 Complaint.

     (1) No Materially Adverse Contracts, Etc. Neither the Company nor any of its Subsidiaries is subject to any charter, corporate or other legal restriction, or any judgment, decree, order, rule or regulation which in the judgment of the Company's officers-has or is expected in the future to have a Material Adverse Effect. Neither the Company nor any of its Subsidiaries is a party to any contract or agreement which in the judgment of the Company's officers has or is expected to have a Material Adverse Effect.

     (m)     TAX  STATUS.     Except  as set forth on SCHEDULE 3(M), the Company
             ------------
and each of its Subsidiaries has made or filed all federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject (unless and only to the extent that the Company and each of its Subsidiaries has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes) and has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and has set aside on its books provisions reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim. The Company has not executed a waiver with respect to the statute of limitations relating to the assessment or collection of any foreign, federal, state or local tax. Except as set forth on SCHEDULE 3(M), none of the Company's tax returns is presently being audited by any taxing authority.

     (n)     CERTAIN  TRANSACTIONS.     Except as set forth on SCHEDULE 3(N) and
             ----------------------
except for arm's length transactions pursuant to which the Company or any of its Subsidiaries makes payments in the ordinary course of business upon terms no less favorable than the Company or any of its Subsidiaries could obtain from third parties and other than the grant of stock options disclosed on SCHEDULE 3(C), none of the officers, directors, or employees of the Company is presently a party to any transaction with the Company or any of its Subsidiaries (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any corporation, partnership, trust or other entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

     (o)     DISCLOSURE.     All  information  relating  to  or  concerning  the
             -----------
Company or any of its Subsidiaries set forth in this Agreement or provided to the Buyer pursuant to Section 2(d) hereof and otherwise in connection with the transactions contemplated hereby is true and correct in all material respects and the Company has not omitted to state any material fact necessary in order to make the statements made herein or therein, in light of the circumstances under which they were made, not misleading. No event or circumstance has occurred Or exists with respect to the Company or any of its Subsidiaries or its or their business, properties, prospects, operations or financial conditions, which has not been publicly disclosed but, under applicable law, rule or regulation (assuming for this purpose that the Company is subject to the public reporting requirements of Section 13 of the Securities Exchange Act of, 193 4, as amended (the " 1934 ACT")), would be required to be disclosed by, the Company in-a registration statement filed on the date hereof by the Company under the 1933 Act with respect to a primary issuance of the Company's securities).

     (p)     ACKNOWLEDGMENT  REGARDING  BUYERS  PURCHASE  OF SECURITIES.     The
             -----------------------------------------------------------
Company acknowledges and agrees that the Buyer is acting solely in the capacity of arm's length purchasers with respect to this Agreement and the transactions contemplated hereby. The Company further acknowledges that the Buyer is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereby and that any statement made by the Buyer or any of its representatives or agents in connection with this Agreement and the transactions contemplated hereby is not advice or a recommendation and is merely incidental to the Buyer's purchase of the Securities and has not been relied upon by the Company, its officers or directors in any way. The Company further represents to the Buyer that the Company's decision to enter into this Agreement has been based solely on the independent evaluation of the Company and its representatives.

     (q)     NO  INTEGRATED  OFFERING.     Neither  the  Company, nor any of its
             ------------------------
affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales of any security or solicited any offers to buy any security under circumstances that would require registration under the 1933 Act of the issuance of the Securities to the Buyer. The issuance of the Securities to the Buyer will not be integrated with any other issuance of the Company's securities (past, current or future) for purposes of the 1933 Act or any stockholder approval provisions applicable to the Company or its securities.

     (r)     NO  BROKERS.     The  Company  has taken no action which would give
             ------------
rise to any claim by any person for brokerage commissions, finder's fees or similar payments relating to this Agreement or ' the transactions contemplated hereby, except as disclosed on SCHEDULE 3(R). Any such broker's commissions and fees will be paid for by the Company.

     (s)     PERMITS;  COMPLIANCE.     The  Company and each of its Subsidiaries
             ---------------------
is in possession of all franchises, grants, authorizations, licenses, permits, easements, variances, exemptions, conse6ts, certificates, approvals and orders necessary to own, lease and operate its properties and to carry on its business as it is now being conducted (collectively, the "COMPANY PERMITS"), and there is no action pending or, to the knowledge of the Company, threatened regarding suspension or1cancellation of any of the Company Permits. Neither the Company nor any of its Subsidiaries is in conflict with, or in default or violation of, any of the Company Permits, except for any such conflicts, defaults or violations which, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect. Since December 31, 1998, neither the Company nor any of its Subsidiaries has received any notification with respect to possible conflicts, defaults or violations of applicable laws, except for notices relating to possible conflicts, defaults or violations, which conflicts, defaults or violations would not have a Material Adverse Effect.

(T)     ENVIRONMENTAL  MATTERS.
        -----------------------

     (i) Except as set forth in SCHEDULE 3(T), THERE ARE, TO THE Company's knowledge, with respect to the Company or any of its Subsidiaries or any predecessor of the Company, no past or present violations of Environmental Laws (as defined below), releases of any material into the environment, actions, activities, circumstances, conditions, events, incidents, or contractual obligations which may give rise to any common law environmental liability or any liability under the Comprehensive Environmental Response, Compensation and Liability Act of 1980 or similar federal, state, local or foreign laws and neither the Company nor any of its Subsidiaries has received any notice with respect to any of the foregoing, nor is any action pending or, to the Company's knowledge, threatened in connection with any of the foregoing. The term "ENVIRONMENTAL LAWS" means all federal, state, local or foreign laws relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata), including, without limitation, laws relating to emissions, discharges, releases or threatened releases of chemicals, pollutants contaminants, or toxic or hazardous substances or wastes (collectively, "HAZARDOUS MATERIALS") into the environment, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials, as well as 0 authorizations, codes, decrees, demands or demand letters injunctions, judgments, licenses, notices or notice letters, orders, permits, plans or regulations issued, entered, promulgated or approved thereunder.

     (ii) Other than those that are or were stored, used or disposed of in compliance with applicable law, no Hazardous Materials are contained on or about any real property currently owned, leased or used by the Company or any of its Subsidiaries and, to the Company's knowledge, no Hazardous Materials were released on or about any real property previously owned, leased or used by the Company or any of its Subsidiaries during the period the property was owned, leased or used by the Company or any of its Subsidiaries, except in the normal course of the Company's or any of its Subsidiaries' business.

     (iii) Except as set forth in Schedule 3(t), to the Company's knowledge there are no underground storage tanks on or under any real property owned, leased or used by the Company or any of its Subsidiaries that are not in compliance with applicable law.

     (u)     TITLE  TO  PROPERTY.     The  Company  owns  no  real Property. The
             --------------------
Company and its Subsidiaries have good and marketable title to all personal property owned by them which is material to the business of the Company and its Subsidiaries, in each case free and clear of all liens, encumbrances and defects except such as are described in Schedule 3(u) or such as would not have a Material Adverse Effect. Any real property and facilities held under lease by the Company and its Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as would not have a Material Adverse Effect.

     (v)     INSURANCE.     The Company and each of its Subsidiaries are insured
             ----------
by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company believes to be prudent and customary in the businesses in which the Company and its Subsidiaries are engaged. Neither the Company nor any such Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect.

     (w)     INTERNAL  ACCOUNTING  CONTROLS.     The  Company  and  each  of its
             -------------------------------
Subsidiaries maintain a system of internal accounting controls sufficient, in the judgment of the Company's board of directors, to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

     (x)     FOREIGN  CORRUPT PRACTICES.     Neither the Company, nor any of its
             ---------------------------
Subsidiaries, nor any director, officer, agent, employee or other person acting on behalf of the Company or any Subsidiary has, in the course of his actions for, or on behalf of, the Company, used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977; or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

     (Y)     SOLVENCY.     The  Company  (both before and after giving effect to
             ---------
the  transactions  contemplated  by  this Agreement) is solvent (i.e.,its assets
                                                                ------
have a fair market value in excess of the amount required to pay its probable liabilities on its existing debts as they become absolute and matured) and currently the Company has no information that would lead it to reasonably conclude that the Company would not have the ability to, nor does it intend to take any action that would impair its ability to, pay its debts from time to time incurred in connection therewith as such debts mature. The Company did not receive a qualified opinion from its auditors with respect to its most recent fiscal year end and does not anticipate or know of any basis upon which its auditors might issue a qualified opinion in respect of its current fiscal year.

     (z)     FORM  S-1  ELIGIBILITY.     The  Company  is  currently eligible to
             -----------------------
register the resale of its Common Stock on a registration statement on Form S-1 under the 1933 Act. There exist no facts or circumstances that would prohibit or delay the preparation and filing of a registration statement on Form S-1 with respect to the Registrable Securities (as defined in the Registration Right Agreement) within the time periods referred to therein.

     (aa)  NO  GENERAL SOLICITATION.     Neither the Company nor any distributor
           -------------------------
participating on the Company's behalf in the transactions contemplated hereby, if any, nor any person acting for the Company, or any such distributor, has conducted any "general
1~
solicitation," as such term is defined in Regulation D, with respect to any of the Securities being offered hereby.

4.     COVENANTS.
       ----------

     (a)     BEST  EFFORTS.The  parties  shall use their best efforts to satisfy
             --------------
timely  each  of  the conditions described in Section 6 and 7 of this Agreement.

     (b)     FORM D; BLUE SKY LAWS.     The Company agrees to file a Form D with
             ----------------------
respect to the Securities as required under Regulation D and to provide a copy thereof to the Buyer promptly after such filing. The Company shall, on or before the Closing Date, take such action as the Company shall reasonably determine is necessary to qualify the Securities for sale to the Buyer at the applicable closing pursuant to this Agreement under applicable securities or "blue sky" laws of the states of the United States (or to obtain an exemption from such qualification), and shall provide evidence of any such action so taken to the Buyer on or prior to the Closing Date.

          (c) ELIGIBILITY TO USE FORM S-1; REPORTING STATUS. The Company represents and warrants that it meets the requirements for the use of Form S-1 for registration of the sale by the Buyer of the Registrable Securities (as defined in the Registration Rights Agreement). The Company agrees to take all actions necessary to register the Common Stock under Section 12(g) of the 1934 Act and to become subject to the reporting requirements of Section 13 of the 1934 Act as soon as practicable after the date hereof (but in any event not later than the Registration Deadline (as defined in the Registration Rights Agreement)). In furtherance of the foregoing, upon filing the Registration Statement (as defined in the Registration Rights Agreement) required to be filed pursuant to the Section 2(a) of the Registration Rights Agreement, the Company agrees to timely file a registration statement on Form 8-A so as to obtain effectiveness thereof on or prior to the declaration of effectiveness of the Registration Statement and at all times following such effectiveness to file all reports required to be filed by the Company with the SEC pursuant to Section 13 of the 1934 Act. Once the Company's Common Stock is registered under Section 12(g) of the 1934 Act and the Company becomes subject to the reporting requirements of Section 13 of the 1934 Act, so long as the Buyer beneficially owns any of the Securities, the Company shall timely file all reports required to be filed with the SEC pursuant to the 1934 Act, and the Company shall not terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations thereunder would permit such termination. The Company further agrees to file all reports required to be filed by the Company with the SEC in a timely manner so as to become eligible, and thereafter to maintain its eligibility, for the use of Form S-3.

     (d)     USE  OF  PROCEEDS.     The  Company  shall  use  the  proceeds from
             ------------------
thesale of the Securities in the manner set forth in SCHEDULE 4(D) attached hereto and made a part -hereof and shall not, directly or indirectly, use such proceeds for any loan to or investment in any other corporation, partnership, enterprise or other person (except in connection with its currently existing direct or indirect Subsidiaries).

     (e)     ADDITIONAL  EQUITY  CAPITAL;  RIGHT OF FIRST OFFER.      Subject to
             ---------------------------------------------------
the exceptions described below, the Company agrees that during the period (the "LOCK-UP PERIOD") beginning on the date hereof and ending on the date that is 180 days after the effective date of the Registration Statement (as defined in the Registration Rights Agreement) required pursuant to Section 2(a) of the Registration Rights Agreement, the Company will not, without the prior written consent of the Buyer, contract with any party to obtain additional financing in which any equity or equity-linked securities are issued (including any debt financing with an equity component) ("FUTURE OFFERINGS"). In addition, the Company will not conduct any Future Offering during the 180-day period immediately following the expiration of the Lock-Up Period unless it shall have first delivered to the Buyer, at least ten business days prior to the closing of such Future Offering, written notice describing the proposed Future Offering, including the terms and conditions thereof and proposed definitive documentation to be entered into in connection therewith, and providing the Buyer and its affiliates an option during the ten business day period following delivery of such notice to purchase all of the securities being offered in the Future Offering on the same terms as contemplated by such Future Offering (the limitations referred to in this and the immediately preceding sentence are collectively referred to as the CAPITAL RAISING LIMITATIONS"). In the event the terms and conditions of a proposed Future Offering are amended in any respect after delivery of the notice to the Buyer concerning the proposed Future Offering, the Company shall deliver a new notice to the Buyer describing the amended terms and conditions of the proposed Future Offering and the Buyer thereafter shall have an option during the ten (10) business day period following delivery of such new notice to purchase the securities being offered on the same terms as contemplated by such proposed Future Offering, as amended. The foregoing sentence shall apply to successive amendments to the terms and conditions of any proposed Future OfferingThe Capital Raising Limitations shall not apply to any transaction involving issuances of securities as consideration in a merger, consolidation or acquisition of assets, or in connection with any strategic partnership or joint venture (the primary purpose of which is not to raise equity capital), or as consideration for the acquisition or disposition of a business, product or license by the Company. The Capital Raising Limitation also shall not apply to (i) the issuance of securities pursuant to a firm commitment underwritten public offering (other than a continuous offering pursuant to Rule 415 of the SEC), (ii) the issuance of securities upon exercise or conversion of the Company' options, warrants or other convertible securities outstanding as of the date hereof or (iii) the grant of additional options or warrants, or the issuance of additional securities, under any Company stock option or restricted stock plan approved by the stockholders of the Company.

     (f)     EXPENSES.     The  Company  shall  reimburse  Rose  Glen  Capital
             ---------
Management, L.P. ("Rose Glen") for all expenses incurred by it in connection with the negotiation, preparation, execution, delivery and performance of this Agreement and the other agreements to be executed in connection herewith, including, without limitation, attorneys' and,. consultants' fees and expenses. The Company's obligation to reimburse Rose Glen's expenses under this Section 4(f) shall be limited to Thirty Thousand Dollars ($30,000) of which Ten Thousand Dollars ($10,000) was advanced previously.

     (G)     FINANCIAL INFORMATION.     The Company agrees to send the following
             ----------------------
reports  to  the  Buyer  until the Buyer transfers, assigns, or sells all of the
Securities: (i) within ten (10) days after the filing with the SEC, a copy of its Annual Report on Form I O-K, its Quarterly Reports on Form I O-Q and any Current Reports on Form 8-K; provided howeverthat in the event the Company is
                                ----------------
not subject to the reporting requirements under the 1934 Act, the Company will promptly deliver to the Buyer all monthly, quarterly and annual financial statements upon their preparation by the Company or its accountants; (ii) within one (1) day after release, copies of all press releases issued by the Company or any of its Subsidiaries; and (iii) contemporaneously with the making available or giving to the stockholders of the Company, copies of any notices or other information the Company makes available or gives to such stockholders.

     (H)     RESERVATION  OF  SHARES.     The  Company  shall  at all times have
             ------------------------
authorized, and reserved for the purpose of issuance, a sufficient number of shares of Common Stock to provide for the full conversion of the outstanding Debentures and issuance of the Conversion Shares in connection therewith (based on the lesser of the Variable Conversion Price in effect from time to time and the Fixed Conversion Price (each as defined in the Debentures)) and as otherwise required by the Debentures (including sufficient shares to provide for the full exercise of the Investment Options) and the full exercise of the Warrants and issuance of the Warrant Shares in connection therewith (based on the Exercise Price of the Warrants in effect from time to time). The Company shall not reduce the number of shares of Common Stock reserved for issuance upon conversion of or otherwise pursuant to the Debentures (except as a result of any such conversion thereof or exercise of the Investment Options thereunder) and exercise of the Warrants (except as a result of any exercise thereof) without the consent of the Buyer. The Company shall use its best efforts at all times to maintain the number of shares of Common Stock so reserved for issuance at no less than two
(2) times the number that is then actually issuable upon fall conversion of the Debentures and exercise of the Investment Options thereunder (based on the lesser of the Variable Conversion Price in effect from time to time and the Fixed Conversion Price) and the full exercise of the Warrants. If at any time the number of shares of Common Stock authorized and reserved for issuance is below the aggregate number of Conversion Shares issued and issuable upon conversion of or otherwise pursuant to the Debentures (based on t1te lesser of the Variable Conversion Price in effect from time to time and the Fixed Conversion Price and assuming the full exercise of the Investment Options thereunder) and the aggregate number of Warrant Shares issued and issuable upon exercise of the Warrants, the Company will promptly take all corporate action necessary to authorize and reserve a sufficient number of shares, including, without limitation, calling a special meeting of stockholders to authorize additional shares to meet the Company's obligations under this Section 4(h), in the case of an insufficient number of authorized shares, and using its best efforts to obtain shareholder approval of an increase in such authorized number of shares.

     (i)     LISTING.     The  Company shall promptly secure the listing of the,
             --------
Conversion Shares and Warrant Shares upon each national securities exchange or automated quotation system, if any, upon which shares of Common Stock are then listed (subject to official notice of issuance) and, so long as the Buyer owns any of the Securities, shall maintain, so long as any other shares of Common Stock shall be so listed, such listing of all Conversion Shares from time to time issuable upon conversion of or otherwise pursuant to the Debentures (including upon exercise of the Investment Options thereunder) and of all Warrant Shares from time to time issuable upon exercise of the Wan-ants. The Company will, so long as the Buyer owns any of the Securities, take all action necessary to continue the listing and trading of its Common Stock on the OTC BB, and will comply in all respects with the Company's reporting, filing and other obligations under the bylaws or rules of the National Association of Securities Dealers ("NASD") and such exchanges, as applicable. The Company will take all necessary action to promptly secure the listing or quotation of the Common Stock on the NNM and will thereafter, so long as the Buyer owns any of the Securities, maintain the listing or quotation of the Common Stock on the NNM, the NYSE or the AMEX. The Company shall promptly provide to the Buyer copies of any notices it receives from OTC'BB and any other exchanges or quotation systems on which the Common Stock is then listed regarding the continued eligibility of the Common Stock for listing on such exchanges and quotation systems.

     (j)     CORPORATE EXISTENCE.     So long as the Buyer beneficially owns any
             --------------------
Debentures or Warrants, the Company shall maintain its corporate existence and shall not sell all or substantially all of the Company's assets, except in the event of a merger or consolidation or sale of all or substantially all of the Company's assets, where the surviving or successor entity in such transaction
(i) assumes the Company's obligations hereunder and under the agreements and instruments entered into in connection herewith and (ii) is a publicly traded corporation whose Common Stock is listed for trading on the NNM, the Nasdaq SmallCap, the NYSE or the AMEX.

     (k)  NO  INTEGRATION.     The Company shall not make any offers or sales of
          ----------------
any security (other than the Securities) under circumstances that would require registration of the Securities being offered or sold hereunder under the 1933 Act or cause the offering of

Securities to be integrated with any other offering of securities by the Company for the purpose of any stockholder approval provision applicable to the Company or its securities.

               (l) Redemption and Dividends. So long as the Buyer beneficially owns any Debentures, the Company shall not, without first obtaining the written approval of the Buyer, redeem, or declare or pay any cash dividend or distribution on. any shares of capital stock of the Company; provided, however, that the Company may repurchase shares of capital stock from former employees of the Company pursuant to repurchase rights included in a restricted stock purchase plan for such employees so long as (i) such plan was approved by a majority of the independent directors of the Board of Directors of the Company, (ii) such shares were purchased pursuant to such plan, (iii) the purchase price paid by the employee to acquire the shares was at least equal to the market value of such shares on the date of such purchase, and (iv) the Company repurchases such shares for no more than the purchase price paid by such employee.

     (m)     REGISTRATION  STATEMENT  DISCLOSURE.     The  Company  shall  fully
             ------------------------------------
disclose in the Registration Statement (as defined in the Registration Rights Agreement) required to be filed pursuant to Section 2(a) of the Registration Rights Agreement all information which constitutes or could be deemed to constitute material, non-public information that was previously or is hereafter provided or disclosed to the Buyer in connection with the transactions contemplated hereby.

     5.     TRANSFER AGENT INSTRUCTIONS.     The Company shall issue irrevocable
            ----------------------------
instructions to its transfer agent to issue certificates, registered in the name of the Buyer or its nominee, for the Conversion Shares and Warrant Shares in such amounts as specified from time to time by the Buyer to the Company upon conversion of the Debentures (including upon exercise of the Investment Options) or exercise of the Warrants in accordance with the terms thereof (the
"IRREVOCABLE TRANSFER AGENT INSTRUCTIONS"). Prior to registration of the Conversion Shares and Warrant Shares under the 1933 Act or the date on which the Conversion Shares and Warrant Shares may be sold pursuant to Rule 144 without any restriction as to the number of securities as of a particular date that can then be immediately sold, all such certificates shall bear the restrictive legend specified in Section 2(g) of this Agreement. The Company warrants that no instruction other than the Irrevocable Transfer Agent Instructions referred to in this Section 5, and stop transfer instructions to give effect to Section 2(f) hereof (in the case of the Conversion Shares and Warrant Shares, prior to registration of the Conversion Shares and Warrant Shares under the 1933 Act or the date on which the Conversion Shares and Warrant Shares may be sold pursuant to Rule 144 without any restriction as to the number of securities as of a particular date that can then be immediately sold), will be given by the Company to its transfer agent and that the Securities shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement and the Registration Rights Agreement. Nothing in this Section shall affect in any way the Buyer's obligations and agreement set forth in Section 2(g) hereof to comply with all applicable prospectus delivery requirements, if any, upon re-sale of the Securities. If the Buyer provides the Company with (i) an opinion of counsel, in form, substance and scope customary for opinions in comparable transactions, to the effect that a public sale or transfer of such Securities may be made without registration under the 1933 Act and such sale or transfer is effected or (ii) the Buyer provides reasonable assurances that the Securities can be sold pursuant to Rule - 144, the Company shall permit the transfer, and, in the case of the Conversion Shares and Warrant Shares, promptly instruct its transfer agent to issue one or more certificates, free from any restrictive legend, in such name and in such denominations as specified by the Buyer.

     6. CONDITIONS TO THE COMPANYS OBLIGATION TO SELL.     The obligation of the
        ----------------------------------------------
Company hereunder to issue and sell the Debentures and Warrants to the Buyer at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions thereto, provided that these conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion:

     (a) The Buyer shall have executed this Agreement and the Registration Rights Agreement, and delivered the same to the Company.

     (b) The Buyer shall have delivered the Purchase Price in accordance with Section I (b) above.

     (c) The representations and warranties of the Buyer shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date, which representations and warranties shall be true and correct as of such date), and the Buyer shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied. or complied with by the Buyer at or prior to the Closing Date.

     (d) No litigation, statute, rule, regulation, executive order, decree, ruling, injunction, action or proceeding shall have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which questions the validity of, or challenges or prohibits the consummation of any of the transactions contemplated by this Agreement.

     7.     CONDITIONS TO THE BUYER'S OBLIGATION TO PURCHASE.     The obligation
            -------------------------------------------------
of the Buyer hereunder to purchase the Debentures and Warrants at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for the Buyer's sole benefit and may be waived by the Buyer at any time in its sole discretion:

     (a) The Company shall have executed this Agreement and the Registration Rights Agreement, and delivered the same to the Buyer.

     (b) The Company shall have delivered to the Buyer duly executed Debentures and Warrants in accordance with Section 1 (b) above.

     (c) The Irrevocable Transfer Agent Instructions, in form and substance satisfactory to the Buyer, shall have been delivered to and acknowledged in writing by the Company's Transfer Agent.

     (d) The representations and warranties of the Company shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at such time (except for representations and warranties that speak as of a specific date, which representations and warranties shall be true and correct as of such date) and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing Date. The Buyer shall have received a certificate or certificates, executed by the chief executive officer of the Company, dated as of the Closing Date, to the foregoing effect and as to such other matters as may be reasonably requested by the Buyer including, but not limited to certificates with respect to the Company's Certificate of Incorporation, By-laws and Board of Directors' resolutions relating to the transactions contemplated hereby.

     (e) No litigation, statute, rule, regulation, executive order, decree, ruling, injunction, action or proceeding shall have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which questions the validity of, or challenges or prohibits the consummation of any of the transactions contemplated by this Agreement.

     (f) The Conversion Shares and the Warrant Shares shall have been authorized for quotation on the OTC BB and trading in the Common Stock on the OTC BB shall not have been suspended by the SEC or the OTC BB.

     (g) The Buyer shall have received an opinion of the Company's counsel, dated as of the Closing Date, in form, scope and substance reasonably satisfactory to the Buyer and in substantially the same form as EXHIBIT "D" attached hereto.

     (h)     The Buyer shall have received an officer's certificate described in
Section  3(c)  above,  dated  as  of  the  Closing  Date.

     (i) No material adverse change or development in the business, operations, properties, prospects, financial condition, or operations of the Company shall have occurred since the date hereof.

8.     GOVERNING  LAW;  MISCELLANEOUS.
       -------------------------------

     (a)     GOVERNING  LAW,  JURISDICTION.     This Agreement shall be governed
             ------------------------------
by and construed in acc6rdance with the laws of the State of Delaware applicable to contracts made and to be performed in the State of Delaware (without regard to principles of conflict of laws). Both parties irrevocably consent to the jurisdiction of the United States federal courts and the state courts located in Delaware in any suit or proceeding based on or arising under this Agreement, the agreements entered into in connection herewith or the transactions contemplated hereby or thereby and irrevocably agree that all claims in respect of such suit or proceeding may be determined in such courts. Both parties irrevocably waive the defense of an inconvenient forum to the maintenance of such suit or proceeding. Both parties further agree that service of process upon a party mailed by first class mail shall be deemed in every respect effective service of process upon the party in any such suit or proceeding. Both parties agree that a final non-appealable judgment in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on such judgment or in any other lawful manner.

     (b)     COUNTERPARTS;  SIGNATURES  BY  FACSIMILE.This  Agreement  may  be
             -----------------------------------------
executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

     (c)     HEADINGS.The  headings  of  this  Agreement  are for convenience of
             ---------
reference and shall not form part of, or affect the interpretation of, this Agreement.

     (d)     SEVERABILITY.If any provision of this Agreement shall be invalid or
             -------------
unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.

     (e)     ENTIRE  AGREEMENT;  AMENDMENTS.This  Agreement  and the instruments
             -------------------------------
referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Buyer makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived or amended other than by an instrument in writing signed by the party to be charged with enforcement.

     (f)     NOTICES.     Any  notices  required  or permitted to be given under
             --------
the terms of this Agreement shall be sent by certified or registered mail (return receipt requested) or delivered personally or by courier (including a recognized overnight delivery service) or by facsimile and shall be effective five days after being placed in the mail, if mailed by regular United States mail, or upon receipt, if delivered personally or by courier (including a recognized overnight delivery service) or by facsimile, in each case addressed to a party. The addresses for such communications shall be:

               If  to  the  Company:

                    Nettaxi,  Inc.
                    2165  S.  Bascom  Avenue
                    Campbell,  California  95008
                    Attention:  Chairman  and  Chief  Executive  officer
                    Facsimile:  (408)  879-9907

               With  copy  to:

                    Silicon  Valley  Law  Group
                    50  West  San  Fernando  Street
                    Suite  950
                    San  Jose,  California  95113
                    Attention:  James  C.  Chapman,  Esq.
                    Facsimile:  (408)  286-1400

     If to the Buyer: To the address set forth immediately below the Buyer's name on the signature pages hereto. Each party shall provide notice to the other party of any change in address.

     (g)     SUCCESSORS  AND  ASSIGNS.     This  Agreement shall be binding upon
             -------------------------
and inure to the benefit of the parties and their successors and assigns. Neither the Company nor the Buyer shall assign this Agreement or any rights or obligations hereunder without the prior written consent of the other. Notwithstanding the foregoing, subject to Section 2( the Buyer may assign its rights hereunder to any person that purchases ten percent (10%) or more of the original principal amount of Debentures issued pursuant hereto (or Conversion Shares underlying ten percent (10%) or more of the Debentures based upon the Conversion Price then in effect on the date of transfer) in a private transaction from the Buyer or to any of its "affiliates," as that term is defined under the 1934 Act, without the consent of the Company or to any other person or entity with the consent of the Company. This provision shall not limit the Buyer's right to transfer the Securities pursuant to the terms of this Agreement, the Debentures, the Warrants or the Registration Rights Agreement or to assign the Buyer's rights hereunder or thereunder to any such transferee.

     (h)     THIRD  PARTY  BENEFICIARIES.     This Agreement is intended for the
             ----------------------------
benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

     (i)     SURVIVAL.     The representations and warranties of the Company and
             ---------
the agreements and covenants set forth in Sections 3, 4, 5 and 8 shall survive the Closing

'hereunder until the Buyer no longer beneficially owns any Securities, notwithstanding any due diligence investigation conducted by or on behalf of the Buyer. The Company agrees to indemnify and hold harmless the Buyer and each of its officers, directors, employees, partners, members, affiliates and 'agents (including investment managers) for loss or damage arising as a result of or related to any breach or alleged breach by the Company of any of its representations, warranties and covenants set forth in Sections 3 and 4 hereof or any of its covenants and obligations under this Agreement or the Registration Rights Agreement, including advancement of expenses as they are incurred.

     (j)     PUBLICITY.     The  Company  and  the Buyer shall have the right to
             ----------
review a reasonable period of time before issuance of any press releases, filings with the SEC, the NASD or any stock exchange or interdealer quotation system, or any other public statements, with respect to the transactions contemplated hereby; provided, however,that the Company shall be entitled,
                       -------------------
without the prior approval of the Buyer, to make any press release or public filings with respect to such transactions as is required by applicable law and regulations (although the Buyer shall be consulted by the Company in connection with any such press release prior to its release and shall be provided with a copy thereof and be given. an opportunity to comment thereon).

     (k)     FURTHER  ASSURANCES.     Each  party shall do and perform, or cause
             --------------------
to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

     (1)     NO  STRICT  CONSTRUCTION.     The  language  used in this Agreement
             -------------------------
will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party,

     (m)     EQUITABLE  RELIEF.     The Company acknowledges that a breach by it
             ------------------
of its obligations hereunder will cause irreparable harm to the Buyer by vitiating the intent and purpose of the transactions contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations hereunder (including, but not limited to, its obligations pursuant to Section 5 hereof) will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Agreement, that the Buyer shall be entitled, in addition to all other available remedies, to an injunction restraining any breach and requiring immediate transfer, without the necessity of showing economic loss and without any bond or other security being required.

[REMAINDER  OF  PAGE  INTENTIONALLY  LEFT  BLANK]

     IN WITNESS WHEREOF, the undersigned Buyer and the Company have caused this Agreement to be duly executed as of the date first above written.

NETTAXI,  INC.

By:  /s/  Robert  Rositano,  Jr.
          ----------------------
     Robert  Rositano,  Jr.
     Chairman  and  Chief  Executive  Officer

ROC  INTERNATIONAL  INVESTORS,  LDC
BY:  Rose  Glen  Capital  Management,  L.P.,  Investment  Manager
     By:  RGC  General  Partner  Corp.,  as  General  Partner


By:  ________________
     Steve  Katznelson
     Managing  Director

RESIDENCE:  Cayman  Islands

ADDRESS.

     c/o  Rose  Glen  Capital  Management,  L.P.
     3  Bala  Plaza  East,  Suite  200
     251  ST.  Asaphs  Road
     Bala  Cynwood,  PA  19004
     Facsimile:  (610)  617-0570
     Telephone:  (610)  617-5900

AGGREGATE  SUBSCRIPTION  AMOUNT:

Principal  Amount  of  Debentures:     $5,000,000
Number  of  Warrants:     150,000

Aggregate  Purchase  Price:     ss'000,000